Williams Capital Group West Coast Seminar

March 19, 2014

125 YEARS OF SERVICE 1889 – 2014

Forward-Looking Statements

Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this presentation. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements.

A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the section titled "Risk Factors" of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

The value of investing in Avista

- Target long-term corporate earnings growth, 4% to 5% per year
- Growing rate base, 5% to 6%
- Attractive dividend yield, currently 4.2%
- Focused on discovering new ways to accelerate growth for Avista Corp. within and adjacent to the core utility business
- One of the greenest utilities in the country

AVISTA 125 YEARS OF SERVICE 1889 – 2014

Reliably building value for our customers, investors, communities and employees

Who we are …

- Regulated utility is the core business
  - Provides over 90% of earnings
- Primary non-regulated subsidiary Ecova
- “Other” businesses
  - Sheet metal fabrication
  - Emerging technology venture fund investments
  - Commercial real estate investments



Avista Corp.
Regulated
Non-regulated
AERC**
AEL&P
Avista* Utilities
Avista Capital
Ecova
Other



* Operating division of Avista Corp. that comprises our regulated utility operations

** Signed a definitive agreement on Nov. 4, 2013 to acquire Alaska Energy and Resources Company (AERC). When the transaction is complete, AERC will become a wholly-owned subsidiary of Avista Corp. The transaction is expected to close by July 1, 2014.

Providing reliable and safe energy services since 1889

- Serves electric and natural gas customers
  - Service area population 1.5 million
    - 366,000 electric customers
    - 326,000 natural gas customers

- Retail revenue by customer
  - Residential 51%
  - Commercial 37%
  - Industrial 12%

- One of the smallest carbon footprints among America's 100 largest investor-owned utilities



CANADA
MONTANA
WASHINGTON
IDAHO
OREGON
Bonners Ferry
Kettle Falls
Colville
Sandpoint
Clark Fork
Noxon
Chelan
Rathdrum
Coeur d'Alene
Thompson Falls
Spokane
Kellogg
Wenatchee
Othello
Pullman
Moscow
Clarkston
Lewiston
Touchet
Grangeville
Pendleton
La Grande
Salem
Boise
OREGON
Roseburg
Grants Pass
Medford
Ashland
Klamath Falls

Utility Service Territory

Information as of Dec.31, 2013

AVISTA

Diverse generation mix and long resources until 2020


Loads & Resources
(Average Annual Energy)
Hydro Resources
Base/Intermediate Resources
Net Firm Contracts
Peaking Resources
Load
Load + Contingency Planning
average megawatts
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035


Resource Mix
Based on maximum capacity
Dec. 31, 2013
Wind 6%
Biomass 2%
Coal 9%
Hydro 48%
Natural Gas 35%







Updating and maintaining our utility system

2014 Utility Capital Expenditures $335 Million

($ in millions)


Environment
$16
Fleet
$6
Other
$7
Facilities
$12
Transmission
& Distribution
$98
Natural Gas
$40
Generation
$65
Technology
$58
Growth
$33


Total Capital Expenditures*
($ in millions)
2012
$271
2013
$294
2014
$335
2015
$355
2016
$350
Actual
Estimate

** Excludes the planned acquisition of Alaska Energy & Resources Company*

Low-risk rate base growth of 5% to 6%

AVISTA

Acquiring Alaska Energy and Resources Company

- Signed a definitive agreement on Nov. 4, 2013 to acquire Alaska Energy and Resources Company (AERC)
- The purchase price at closing will be $170 million, less the assumption of debt and other customary closing adjustments
- The transaction will be funded primarily through the issuance of Avista common stock to the shareholders of AERC
- The transaction is expected to close by July 1, 2014, following the receipt of necessary regulatory approvals and the satisfaction of other closing conditions
- When the transaction is complete, AERC will become a wholly-owned subsidiary of Avista Corp.

Expanding and diversifying energy assets

- Alaska Energy and Resources Company (AERC) is the holding company to Alaska Electric Light and Power (AEL&P), AJT Mining Properties and Snettisham Electric Company
- AEL&P is the oldest regulated electric utility in Alaska, founded in 1893
- AEL&P serves the city and borough of Juneau


Juneau, Alaska

AEL&P

Total Revenues	$42 million
Total Rate Base (in 000s)	$111,198
Approved ROE	12.875%
Approved Equity Ratio	53.8%
Number of Employees	60
Number of Customers	15,900
Name Plate Capacity (MW)	196.6
Hydro	102.7
Diesel	93.9
Peak Load (MW)	79.6

As of Dec. 31, 2012

AVISTA

Driving effective regulatory outcomes

Washington

- Filed general rate case Feb. 4, 2014, designed to increase electric base revenues by 3.8% or $18.2 million and natural gas base revenues by 8.1% or $12.1 million with proposed rates effective Jan. 1, 2015
- Based on 49% equity ratio and 10.1% return on equity
- Pro-forma rate base: electric $1,393.3 million; natural gas $248.1 million

Oregon

- On Jan. 22, 2014, the Oregon Public Utilities Commission approved an all-party settlement agreement with new rates implemented in two phases.
- Natural gas increase of 4.4% or $3.8 million on Feb. 1, 2014, and 1.6% or $1.35 million on Nov. 1, 2014
- Based on 48% equity ratio and 9.65% return on equity

Idaho

- Expect to file a general rate case in Idaho in the second quarter with proposed rates effective Jan. 1, 2015

Ecova


ecova

Providing energy efficiency and cost management

ecova



- Industry pioneer, founded in 1995
- Headquartered in Spokane, Wash.
- Over 1,500 employees
- 80.2% owned by Avista Corp.
- Manages ≈722,000 billed sites totaling ≈$21B in expenditures

Information as of Dec. 31, 2013

Total energy and sustainability management

ecova

Expense & Data Management Services

- Utility Bill Processing & Analysis
- Telecom Lifecycle Management
- Financial Planning/Budgeting
- Real Estate Owned

Energy Management Services

- Energy Supply Management (including Procurement, Conservation & Performance Reporting)
- Facility Optimization (including Continuous Monitoring)
- Sustainability (including Carbon & Waste Management)
- Utility Energy Efficiency Programs



AVISTA

97% customer retention rate

ecova

Customer base includes 24% of Fortune 500

AVISTA

Strong trends at Ecova

ecova

Total Revenue



(in thousands)
$77,275
$102,035
$137,848
$155,664
$176,761
2009
2010
2011
2012
2013

Total Net Income
(Attributable to Avista Corp. Shareholders)



(in thousands)
$5,329
$7,433
$9,671
$1,825
$7,129
2009
2010
2011
2012
2013

2014 Projected Revenue by Service



53%
47%
Expense & Data Management Services
Energy Management Services

2014

Revenue expected to be in a range of $180-$200 million

Expect two-thirds of earnings to occur during the second half of the year

AVISTA

Corporate Financial Overview

Targeting long-term corporate earnings growth at 4%-5% per year*

Consolidated Diluted EPS



$1.58
$1.65
$1.72
$1.32
$1.85
2009
2010
2011
2012
2013



Utility Diluted EPS
$1.58
$1.55
$1.56
$1.38
$1.81
2009
2010
2011
2012
2013

* *Based on midpoint of 2013 guidance range*

AVISTA

Strong liquidity and capital resources

$201.6 million of available liquidity as of Dec. 31, 2013

Long-Term Debt Maturities through 2024
($ in millions)



$273
$250
$90
$90
$52
13.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Consolidated Capital Structure
Dec. 31, 2013



Equity
45.4%
Debt
54.6%

Current Credit Rating*	S&P	Moody's
Corporate Credit/Issuer Rating	BBB	Baa1
Senior Secured Debt	A-	A2
Outlook	Stable	Stable

**A security rating is not a recommendation to buy, sell or hold securities.*

Maintaining appropriate capital structure

Financing Overview

- We expect to issue approximately $190 million of long-term debt
  - Includes about $90* million of debt issuances associated with rebalancing the consolidated capital structure at Alaska Energy and Resources Company (AERC)
- We expect to issue approximately $145 million of common stock related to closing the planned acquisition of AERC and to maintain an appropriate capital structure for our business
- Included in 2014 liquidity estimates is approximately $50 million of lower tax payments due to the planned adoption of federal tax tangible property regulations

	Expected Issuance		
	Equity	Debt	Cash
Avista Corp.	$145 M	$190 M	$60 M
Avista Utilities (stand alone)	$75 M	$100 M	$50 M
AERC**	$70 M	$90 M	$10 M

** Assumes we refinance the existing net debt outstanding at Alaska Electric Light & Power Company, the primary subsidiary of AERC*

*** Rebalancing of the consolidated capital structure at AERC*

AVISTA

Solid dividend growth

- Compound annual growth rate 6.2% since 2010
- Twelfth consecutive yearly increase
- Targeting 60% to 70% payout ratio
- Expected to keep pace with long-term earnings growth



Annual Dividend
$1.00
$1.10
$1.16
$1.22
$1.27
2010
2011
2012
2013
2014*

* Current Quarterly Dividend of $0.3175 Annualized

AVISTA

2014 Guidance

Avista Utilities	$1.68-$1.82
Ecova	$0.12-$0.16
Other	$(0.03)-$(0.01)
Consolidated	**$1.77-$1.97**

Guidance Assumptions

- Our outlook for 2014 assumes, among other variables, normal precipitation, temperatures and hydroelectric generation.
- Our 2014 guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability. The midpoint of our 2014 utility guidance range does not include any benefit or expense under the ERM.
- In 2014, we expect to be in a benefit position within the 75% customer/25% company sharing band. It is important to note that the forecast of our position in the ERM can vary significantly due to a variety of factors including the level of hydroelectric generation and retail loads, as well as changes in purchased power and natural gas fuel prices.

AVISTA

Questions…



Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

jason.lang@avistacorp.com